Scudder
Choice Series:

Scudder Financial
Services Fund

Scudder
Health Care Fund

Scudder
Technology Fund

Semiannual Report
November 30, 1998

Pure No-Load(TM) Funds

Three pure no-load(TM) funds which each seek long-term growth of capital by investing primarily in common stocks and other equity securities of companies in a group of related industries.

SCUDDER                    (logo)

                              Scudder Choice Series

--------------------------------------------------------------------------------------
Scudder Financial Services Fund    Date of Inception: 11/3/97    Ticker Symbol:  SCFSX

Scudder Health Care Fund           Date of Inception: 3/2/98     Ticker Symbol:  SCHLX

Scudder Technology Fund            Date of Inception: 3/2/98     Ticker Symbol:  SCUTX
--------------------------------------------------------------------------------------

o Scudder Financial Services Fund provided a total return of 12.73% for the twelve-month period ended November 30, 1998. Financial services stocks experienced significant volatility during the period, rallying strongly through the first half of the year before falling sharply in the market correction of the late summer.

o Scudder Health Care Fund returned 4.92% in the period beginning with the Fund's inception on March 2, 1998, and ending November 30, 1998. Health care stocks, particularly large-cap pharmaceuticals, benefited from strong earnings, consolidation, and noncyclical revenue streams.

o Scudder Technology Fund posted a total return of 13.00% for the period beginning with the Fund's inception on March 2, 1998, and ending on November 30, 1998. The Fund's holdings within the large-cap universe were its strongest performers, while smaller stocks in the portfolio generally underperformed.


                                      Table of Contents


   3  Letter from the Series'      Scudder Health Care Fund        26  Financial Statements
      President
                                      9  Portfolio Management      34  Notes to Financial
Scudder Financial Services Fund          Discussion                    Statements

   4  Portfolio Management           12  Performance Update        40  Officers and Trustees
      Discussion
                                     13  Portfolio Summary         41  Investment Products
   7  Performance Update                                               and Services
                                     21  Investment Portfolio
   8  Portfolio Summary                                            42  Scudder Solutions
                                     32  Financial Highlights
  19  Investment Portfolio
                                   Scudder Technology Fund
  31  Financial Highlights
                                     14  Portfolio Management
                                         Discussion

                                     17  Performance Update

                                     18  Portfolio Summary

                                     23  Investment Portfolio

                                     33  Financial Highlights


                           2 - Scudder Choice Series

                        Letter from the Series' President

Dear Shareholders,

     Scudder is pleased to present the combined annual report for Scudder Choice Series, which includes Scudder Financial Services Fund, Scudder Health Care Fund, and Scudder Technology Fund. Throughout 1998, financial markets around the world experienced significant volatility as investors evaluated the effects of a series of economic crises that called into question the health of the global economy. Although sector funds can often experience greater share price fluctuations in periods such as this, they also provide investors with exposure to fast-growing, dynamic industries. For those who are able to withstand short-term volatility, Scudder Choice Series offers three options for investors seeking an aggressive component for a diversified portfolio. For more information about each Fund's performance, investment strategy, portfolio strategy, and outlook, please see the portfolio management discussions that begin on page 4.

     For those of you who are interested in new Scudder products, we recently introduced the Scudder Tax Managed Growth Fund, investing in stocks of medium- to large-sized U.S. companies, and Scudder Tax Managed Small Company Fund, investing in stocks of small U.S. companies. Using a combination of quantitative and fundamental research, the funds focus on companies with strong earnings growth, reasonable valuations, and favorable risk profiles. Both funds strive to maximize after tax returns by systematically taking into account the tax implications of portfolio transactions and seeking to offset capital gains by realizing losses when appropriate.

     Thank you for your continued investment in Scudder Choice Series. If you have any questions about your investment, please call Scudder Investor Information at 1-800-225-2470, or visit our Web site at www.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Choice Series


                           3 - Scudder Choice Series

                         Portfolio Management Discussion

                         Scudder Financial Services Fund

In the following interview, Co-Lead Portfolio Managers Thaddeus Paluszek and Peter Taylor discuss Scudder Financial Services Fund's strategy and the market environment for the twelve-month period ended November 30, 1998.

Q: How was the Fund affected by the global economic turmoil of 1998?

A: Although the financial sector was hit particularly hard by the rapidly shifting sentiment that marked the latter half of the reporting period, the investment backdrop remained highly favorable through the early part of the year. Financial stocks continued a three-year runup that was based on strengthening fundamentals, a booming U.S. economy, low interest rates, and expanding earnings multiples. In addition, frantic consolidation activity among high profile companies continued with mergers between NationsBank and BankAmerica, BANC ONE and First Chicago, and Travelers and Citicorp.

During the second half of the calendar year, market psychology turned decidedly negative when the positive factors were overwhelmed by crises both here and abroad. Although growth in the United States remained strong, the meltdown in the emerging markets sparked fears that banks' exposure to potentially bad loans from shaky foreign borrowers would have a negative impact on earnings. Similarly, the bailout of the hedge fund Long Term Capital Management raised questions about the derivatives exposure of U.S. financial institutions. The widespread fears of a possible global recession that followed had a significant impact on the banking sector, which tends to underperform when the economy is weak. In late September and October, large-cap financial stocks rebounded following three interest rate cuts by the Federal Reserve but did not fully recover the losses they suffered during the crises.

Q: How did the Fund perform in this environment?

A: The Fund posted a total return of 12.73%, which trailed the 14.66% return of the unmanaged S&P Financial Index. This divergence can be explained in part by our exposure to small cap stocks. The index is composed entirely of large caps, which tended to outperform their smaller counterparts across all sectors throughout 1998. We seek to add diversification, however, by investing in smaller companies that often have higher growth potential. Although in short-term periods this may cause the Fund to lag, we feel that over the long-term, this strategy will lead to strong risk-adjusted returns.

Q: What is the Fund's investment strategy?

A: We employ a research driven approach that uses bottom up analysis to identify companies with strong balance sheets, distinct competitive advantages, and positive catalysts for earnings growth. In selecting Fund holdings, we pay strict attention to the valuation measures that we believe will facilitate long-term outperformance, such as attractive price-to-earnings and price-to-book ratios, improving earnings trends, and a favorable franchise and business mix. We're particularly interested in companies that have undergone important changes that have not yet been recognized by the marketplace. The strategy also


                           4 - Scudder Choice Series
incorporates strong risk control measures, such as broad diversification within the financial sector.

Q: How did you apply this strategy during the recent period?

A: In order to cope with the recent volatility, we emphasized risk management by underweighting sectors that tend to have rapidly fluctuating earnings in favor of the insurance, and consumer and mortgage finance sectors. Corporate earnings in the brokerage and bank subsectors tend to be highly sensitive to the movements of the financial markets, because a significant portion of their revenues is often generated by their investment banking and trading operations. Additionally, the earnings growth of the banking sector is highly correlated to the direction of the economy, since slower growth usually leads to lower demand for loans. As a result, a correct evaluation of a stock's fundamental traits can be rendered meaningless by factors not specific to the individual company, such as a crisis overseas. Seeking to mitigate volatility, we underweighted the banking and brokerage sectors in favor of domestic-oriented, undervalued companies with diversified franchises and the ability to post strong earnings in most environments. The insurance sector provided fertile ground for uncovering such stocks in this period. Insurance companies tend to have a low level of international exposure, strong earnings growth, and a degree of independence from fluctuations in the economy. We continue to be optimistic on the prospects for bond insurers MBIA and AMBAC, as well as Hartford Life and Nationwide Financial Services, a significant player in retirement and tax planning services. We also overweighted the consumer and mortgage finance area, maintaining our large holdings in Fannie Mae and Freddie Mac. Both of these companies are in our opinion, well managed, steadily growing businesses that benefited from a highly favorable interest rate environment.

Q: What are some other holdings that illustrate your strategy?

A: Our position in American Express reflects the company's strong fundamentals. In addition to showing high single-digit revenue growth and increased market share in its major businesses, the firm has a significant franchise value and has demonstrated a strong shareholder orientation with a large share buyback. A liquid large-cap stock, American Express outperformed the benchmark for the period. Northern Trust is another high-quality company that we find attractive, since its well-diversified operation is strongly based on the pension fund and private banking businesses within the United States, which are both somewhat sheltered from turbulence in the global economy.

Q: What is the outlook for the financial sector?

A: We believe it is reasonable to expect further instability in the year ahead. Although market volatility may present a short-term challenge to investors, it can also create significant opportunities to capitalize on the success of companies that are adapting to a changing environment. Many companies that have been involved in mergers, for example, have gained the ability to increase earnings even in a slowing economy. While merger and acquisition activity has received the most attention, the most recent manifestation of the consolidation


                           5 - Scudder Choice Series
trend has been the increasing number of joint ventures between financial companies. AMBAC and MBIA, for instance, have joined forces to strengthen their businesses overseas, and both stand to benefit as a result.

Going forward, we will remain vigilant for further cautionary signals in the economic outlook, and will monitor the Fund's holdings for any signs of fundamental weakness. If the economic outlook turns negative, we will consider increasing our concentration in defensive stocks that have the ability to maintain predictable earnings growth in unfavorable conditions. In addition, we will be alert for opportunities to pick up strong companies at reasonable valuations. Although investing in a sector fund can pose greater inherent risks, our approach is designed to benefit long-term investors who seek to gain meaningful exposure to this fast-growing industry.


                           6 - Scudder Choice Series

                   Performance Update as of November 30, 1998
                         Scudder Financial Services Fund

----------------------
Fund Index Comparisons
----------------------
                           Total Return
---------------------------------------------------
Period Ended   Growth of                    Average
11/30/98       $10,000       Cumulative     Annual
---------------------------------------------------
Scudder Financial Services Fund
---------------------------------------------------
1 Year         $  11,273        12.73%      12.73%
---------------------------------------------------
Life of Fund*  $  11,489        14.89%      13.80%
---------------------------------------------------
Russell 1000 Index
---------------------------------------------------
1 Year         $  11,511        15.11%      15.11%
---------------------------------------------------
Life of Fund*  $  11,511        15.11%      15.11%
---------------------------------------------------
S&P Financial Index
---------------------------------------------------
1 Year         $  11,466        14.66%      14.66%
---------------------------------------------------
Life of Fund*  $  11,466        14.66%      14.66%
---------------------------------------------------
* The Fund commenced operations on November 3,
  1997. Index comparisons begin November 30, 1997.


------------------------------
Growth of a $10,000 Investment
------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

     Russell 1000 Index   Scudder Financial Services Fund   S&P Financial Index
     ------------------   -------------------------------   -------------------

  11/97*    10000                     10000                        10000
   1/98     10147                     10323                        10500
   3/98     11493                     11839                        11796
   5/98     11398                     11650                        11702
   7/98     11341                     12035                        12195
   9/98     10208                      9561                         9574
  11/98     11511                     11273                        11466

The Russell 1000 Index is an unmanaged capitalization-weighted measure of approximately 1000 small U.S. stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. The Standard and Poor's (S&P) Financial Index is a capitalization-weighted price only index representing 11 financial groups and 72 financial companies. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


---------------------------------
Returns and Per Share Information
---------------------------------

Yearly Periods Ended November 30

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:
                                 1997**      1998
--------------------------------------------------------
Net Asset Value                 $ 12.23   $ 13.76
--------------------------------------------------------
Income Dividends                $    --   $   .03
--------------------------------------------------------
Capital Gains Distributions     $    --   $    --
--------------------------------------------------------
Fund Total Return (%)              1.92     12.73
--------------------------------------------------------
Index Total Return (%)             1.83     15.11
--------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the one year and life of Fund periods would have been lower.

**For the period from November 3, 1997 to November 30, 1997.


                           7 - Scudder Choice Series

                    Portfolio Summary as of November 30, 1998
                         Scudder Financial Services Fund

----------------
Asset Allocation
----------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

       Equity Holdings                      98%
       Cash Equivalents                      2%
   ---------------------------------------------
                                           100%
   ---------------------------------------------


   Fund management seeks to stay as close to fully invested as possible.


------------------------------
Diversification
(Excludes 2% Cash Equivalents)
------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

       Banks                                40%
       Insurance                            37%
       Other Financial Companies            13%
       Consumer Finance                      9%
       EDP Services                          1%
   ---------------------------------------------
                                           100%
   ---------------------------------------------

   The Fund's heavy weighting in the insurance sector is designed to limit the impact of fluctuations in the economy and the broader market.


---------------------------
Ten Largest Equity Holdings
(42% of Portfolio)
---------------------------

     1.  BankAmerica Corp.
         Provider of retail banking services
     2.  Fannie Mae
         Insurer and holder of mortgage loans
     3.  BANC ONE CORP.
         Consumer and commercial bank
     4.  First Union Corp.
         Commercial banking
     5.  American International Group, Inc.
         Major international insurance holding
         company
     6.  Chase Manhattan Corp.
         Commercial banking
     7.  Citigroup Inc.
         Provider of financial services
     8.  Wells Fargo Co.
         Provider of banking, insurance and
         consumer finance
     9.  Allstate Corp.
         Automobile, homeowners and life
         insurance company
    10.  Fremont General Corp.
         Insurance and financial services

    Top holdings include attractively valued companies with strong balance sheets, distinct competitive advantages, and positive catalysts for earnings growth.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                           8 - Scudder Choice Series

                         Portfolio Management Discussion

                            Scudder Health Care Fund

In the following interview, Lead Portfolio Manager James E. Fenger discusses Scudder Health Care Fund's strategy and the market environment for the period since the Fund began operations on March 2, 1998.

Q: How has Scudder Health Care Fund performed compared to its unmanaged benchmarks, the S&P 500 Index and the Russell 2000 Index, for the reporting period?

A: The Fund returned 4.92%, beating the -13.11% return of the Russell 2000, but trailing the 12.33% return of the S&P 500. Large capitalization health care stocks posted solid returns, but our significant exposure to small capitalization stocks, especially during the initial part of the reporting period, hurt our relative performance to the S&P 500. Health care stocks benefited from several positive trends specific to the industry; namely, stable earnings growth, consolidation, and strong underlying growth in the pharmaceuticals sector. In posting solid returns, health care stocks displayed less volatility than the overall market since consumers need to buy health-related products and services regardless of the state of the economy. In an environment where recession fears and overseas economic turmoil were making headlines, the noncyclical nature of health stocks was a critical factor in their relative performance.

Q: What is your investment strategy?

A: We seek to achieve long-term growth by investing in reasonably valued, high-quality companies that are engaged in the development, production, or distribution of products or services related to the treatment or prevention of medical illnesses. In particular, we look for companies whose earnings stand to increase significantly from sales of innovative new products or services. The Fund strives to minimize risk by diversifying among a wide variety of industries and limiting the size of individual investments in very small companies. The strength of the cash flow and balance sheets of prospective holdings is also a primary consideration.

Q: How did you control risk in the portfolio?

A: Given the high level of stock market volatility that characterized this period, we felt that it was appropriate to reduce the Fund's exposure to smaller, more risky companies that are not showing current profitability. To fulfill this objective, we trimmed our holdings in small-cap stocks (those with market capitalizations of $3 billion or less) from 30% of assets on May 31, 1998, to 14.2% on November 30, 1998. Additionally, we reduced the number of holdings in the portfolio to focus on the stocks where we held the highest level of conviction. In the process, we increased our weighting in large caps (those with market capitalization of $10 billion or more) from 45% on May 31 to almost 60% on November 30. This decision proved to be a positive factor in Fund performance, since the returns of liquid large-cap stocks generally outpaced those of smaller stocks in this period. Although we are still optimistic on the outlook for selected small cap stocks in the health care sector, we believe that a conservative positioning is prudent in this environment.

Toward the end of the reported period and beyond, we observed signs of improved


                           9 - Scudder Choice Series
performance among selected smaller capitalization stocks in the biotechnology and medical device industries. Examples held in the Fund's portfolio include Immunex and VISX. Immunex is a leading biotechnology company that launched Embrel, a breakthrough technology for the treatment of rheumatoid arthritis. VISX is a pioneer in the use of lasers for refractive correction of the eye.

Q: What are some of the Fund's investment themes and specific holdings?

A: Of the many growth-related themes specific to the health care industry, the one that we have taken advantage of most is the continued strength of the U.S. pharmaceutical market. This sector has been extremely productive in bringing to market new drugs that address a wide variety of diseases and illnesses. Direct advertising has boosted consumer interest in these products, and a more efficient FDA approval process has allowed many companies to accelerate the introduction of drugs that have been in trials. These positive developments have led us to take large positions in well-known, fast-growing drug companies such as Schering Plough, Warner Lambert, and Pfizer. We are also optimistic on the outlook for mid-cap drug companies such as Forest Labs, whose new product for depression has gained meaningful market share, and stands to have a positive impact on the company's earnings. We are finding additional opportunities to capitalize on growth in the pharmaceuticals subsector by investing in retailing stocks, such as Rite Aid, and companies that stand to benefit from the trend toward outsourcing, such as Quintiles. Going forward, we anticipate that the pharmaceutical industry will continue to generate strong growth.

Q: How has the Fund benefited from industry consolidation?

A: The Fund has been able to capitalize on this theme both in the U.S. and overseas. During the six-month reporting period, two of our medical device holdings, Arterial Vascular and Sofamor Danek, were taken over by Medtronic. We plan to hold on to what is now a larger position in Medtronic, a producer of devices used in cardiovascular surgery and neurology, since the acquisitions should strengthen their competitive position and provide a boost to their new product cycle. Cardinal Health is another company whose role as a "consolidator" should lead to increased profit growth. A distributor of medical products, Cardinal is seeking to branch out into manufacturing. By acquiring Allegiance, which is both a distributor and a manufacturer of hospital supplies, we believe that Cardinal has established a stronger position within the industry.

Overseas, we have benefited from the cross-country mergers of Zeneca and Astra, and Hoescht and Rhone Poulenc. Feeling that significant opportunities for consolidation in Europe still exist, we held 8.1% of the Fund's assets in foreign pharmaceutical companies as of November 30.

Q: What holdings didn't perform as well?

A: As mentioned earlier, we sold some of our positions in smaller companies where the fundamental outlook was deteriorating, consistent with our objective of concentrating in stocks with the most reliable earnings. ESC Medical, an Israeli manufacturer of devices used in cosmetic surgery, announced an earnings shortfall, and HealthSouth, which operates surgical outpatient and


                           10 - Scudder Choice Series
rehabilitation centers, is suffering from slower growth and a negative pricing trend in the industry. In both cases, we sold these holdings based on changes in their earnings outlook.

Q: What is your outlook for the health care sector?

A: We are highly optimistic on the long-term prospects of health care stocks for a number of reasons. Demographic trends are favorable in the U.S., Europe, and Japan, where the average age of the population is moving steadily higher, and an increasing percentage of gross domestic product is being spent on health care products on a global basis. Within the United States, we feel that growing cooperation between companies involved in research, marketing, and distribution will ultimately lead to synergies that will benefit the entire industry. Continued consolidation among companies in various subsectors of the health care industry also represents an attractive long-term investment opportunity. In addition, an explosion in new technologies and the dramatic scientific breakthroughs in genomics (the study of genes) has led to a broader range of treatments and the design of more specific, effective drugs. We believe that the growth of this discipline has the potential to boost revenues in the health care industry the same way the invention of the microchip has propelled growth in the computer industry. Looking ahead, these powerful, growth-oriented themes may provide a degree of insulation from the ongoing turbulence in the global economy.


                           11 - Scudder Choice Series

                   Performance Update as of November 30, 1998
                            Scudder Health Care Fund

----------------------
Fund Index Comparisons
----------------------
                                      Total Return
---------------------------------------------------
                        Growth of
Period Ended 11/30/98   $10,000         Cumulative
---------------------------------------------------
Scudder Health Care Fund
---------------------------------------------------
Life of Fund*           $  10,492           4.92%
---------------------------------------------------
S&P 500 Index
---------------------------------------------------
Life of Fund*           $  11,233          12.33%
---------------------------------------------------
Russell 2000 Index
---------------------------------------------------
Life of Fund*           $   8,689         -13.11%
---------------------------------------------------
* The Fund commenced operations on March 2, 1998.


------------------------------
Growth of a $10,000 Investment
------------------------------

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CHART DATA:

             S&P 500 Index    Scudder Health Care Fund    Russell 2000 Index
             -------------    ------------------------    ------------------

    3/2/98       10000                 10000                    10000
      3/98       10512                 10342                    10412
      4/98       10619                 10442                    10470
      5/98       10436                 10067                     9905
      6/98       10860                 10425                     9926
      7/98       10744                 10308                     9122
      8/98        9192                  8667                     7351
      9/98        9779                  9642                     7926
     10/98       10574                  9908                     8249
     11/98       11233                 10492                     8689

The Standard and Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Nasdaq Stock Market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


---------------------------------
Returns and Per Share Information
---------------------------------

Period ended November 30

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:
                                  1998*
-----------------------------------------------
Net Asset Value                 $ 12.59
-----------------------------------------------
Income Dividends                $    --
-----------------------------------------------
Capital Gains Distributions     $    --
-----------------------------------------------
Fund Total Return (%)              4.92
-----------------------------------------------
Index Total Return (%)            12.33
-----------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.


                           12 - Scudder Choice Series

                    Portfolio Summary as of November 30, 1998
                            Scudder Health Care Fund

----------------
Asset Allocation
----------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

       Equity Holdings                      92%
       Cash Equivalents                      8%
   ---------------------------------------------
                                           100%
   ---------------------------------------------

   The Fund retained a modest cash position during the period.


------------------------------
Diversification
(Excludes 8% Cash Equivalents)
------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

       Pharmaceuticals                      55%
       Medical Supply & Specialty           18%
       Health Industry Services             13%
       Biotechnology                         7%
       Insurance                             3%
       Other                                 4%
   ---------------------------------------------
                                           100%
   ---------------------------------------------

   Continued strong earnings growth and positive long-term themes have led Fund management to overweight the pharmaceuticals sector.


---------------------------
Ten Largest Equity Holdings
(44% of Portfolio)
---------------------------

     1.  Schering Plough Corp.
         Maker of pharmaceutical and consumer
         products
     2.  Warner-Lambert Co.
         Maker of drugs, toiletries and food
         products
     3.  Pfizer, Inc.
         Leading international pharmaceutical
         company
     4.  Sofamor Danek Group, Inc.
         Manufacturer of surgery products and
         biomaterials
     5.  Abbott Laboratories
         Health care products
     6.  American Home Products Corp.
         Major diversified pharmaceutical
         company
     7.  Bristol-Myers Squibb Co.
         Diversified pharmaceutical and
         consumer products company
     8.  Eli Lilly & Co.
         Leading pharmaceutical company
     9.  Cardinal Health, Inc.
         Distributor of pharmaceutical products
         and services
    10.  Quintiles Transnational Corp.
         Provider of contract research services

    Turbulence in the broader market prompted us to concentrate our holdings in liquid large-cap stocks on which we hold a high level of conviction.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                           13 - Scudder Choice Series

                         Portfolio Management Discussion

                             Scudder Technology Fund

In the following interview, Lead Portfolio Manager J. Brooks Dougherty discusses Scudder Technology Fund's strategy and the market environment for the period since the Fund began operations on March 2, 1998.

Q: How were technology stocks affected by the various global crises during the reporting period?

A: The sector was hit fairly hard during the crisis, causing the prices of even the highest quality stocks to fall sharply. In an environment where investors were becoming increasingly risk-averse, the high price-to-earnings ratios of technology stocks proved to be a significant liability. In addition, the global nature of the largest companies in the sector made them particularly vulnerable to the financial crises overseas. As the economic slowdown in Asia worsened and eventually spread to other emerging markets, corporations began to consider cutbacks in their capital spending budgets. For many U.S. tech firms, this meant slower sales, higher inventories, and reduced earnings estimates. In this phase, the larger macroeconomic issues overwhelmed company-specific fundamentals, reducing valuations to relatively attractive levels. In the rebound that followed in October and November, technology stocks were able to retrace their losses and break into new highs in a remarkably short eight-week period. Although nerve-wracking for individual investors, the volatility presented opportunities for the Fund to establish positions in quality companies whose stock prices we felt had been battered unjustifiably.

Q: How did the Fund perform in this environment?

A: The Fund posted a 13.0% return for the reporting period, which compared favorably to a -13.11% return for the Russell 2000 Index and a -7.23% for the Russell 2000 Technology Index. The strong relative performance reflects our significant weighting in large-cap tech names, which generally outperformed their risker small-cap counterparts in 1998.

Q: What is the Fund's investment strategy?

A: The objective of the Fund is to generate long term growth, and to stay as close to fully invested in equities as possible. The Fund invests in six key areas of the technology sector -- semiconductors, software, hardware, network/telecommunications, services, and the Internet. We generally strive to maintain our subsector weightings between one-half and double that of the benchmark index, and will make adjustments based on our outlook for each individual sector. We also seek to control risk by limiting small cap holdings to less than 25% of the Fund's total net assets. Although smaller stocks can offer above-average return potential, their potential lack of liquidity will often have a negative effect on the execution price of a large trade. We will therefore invest selectively in small companies where growth is well above average, the valuation is attractive, and our conviction level is high.

                           14 - Scudder Choice Series

Q: Of the six sectors you mentioned, on which ones have you been the most optimistic?

A: Our search for companies with optimal combinations of strong fundamentals and reasonable valuations have led us to the semiconductor sector, where we have significantly increased our weighting throughout the period. Operating in a cyclical industry, chip makers have been under extreme pressure for much of the calendar year due to global overcapacity and slowing demand for personal computers. Now that the widespread conviction has emerged that the slump has passed its nadir, we have seen strong performance from our position in the industry bellwether, Intel. Although its stock price fell sharply during the correction, the company has demonstrated an ongoing ability to cut costs, maintain high margins, and execute its business plan with precision. For example, in the transition to the new Pentium II line, Intel has differentiated itself by fielding a series of processors at various price points to compete with the large number of firms seeking to sell similar products at lower prices. As a result, the company has been able to withstand effectively the downturn, and has positioned itself for stronger earnings in the quarters ahead.

The Internet is another subsector where we are finding reasons for optimism. While `Net stocks are often panned as a group by critics, we have invested 4-6% of Fund assets in companies with strong growth rates and dominant franchises. Yahoo!, for instance, has grown earnings at a stellar rate, and has used a first-rate marketing plan to post solid profits in an industry where many players are operating at a loss. America Online has achieved strong earnings growth by increasing its membership levels to 14 million subscribers, and using its marketing muscle to expand revenues generated from advertising. AOL now has a leadership position in nine countries worldwide, making it the only internet stock that boasts a global franchise.

Q: What are some other stocks that have attracted your attention?

A: Cisco Systems has been a stock that has done quite well for us, and we continue to be optimistic on its prospects because of its role as the leading provider of networking equipment in the world. A company that is gaining share in every segment of its market, Cisco builds the infrastructure that telephone companies require as they race to add bandwidth. In its role as a leader of the new networking paradigm, we believe Cisco is positioned to exploit the tremendous opportunities that continue to unfold in the communications area.

Although we have reduced the Fund's weighting in software stocks, we feel that Oracle holds a great deal of promise after rebounding strongly from a disastrous 1997. Earnings met or exceeded expectations for the first three quarters of 1998 as management refocused the sales force to prepare for the transition to a new set of products, particularly enterprise resource planning (ERP) software.

                           15 - Scudder Choice Series

Oracle has taken advantage of consolidation in the market for database products, and has emerged as the leading provider to its corporate customers.

Q: What is your outlook for the technology sector?

A: While we are finding reasons for optimism regarding a number of specific companies, we are cautious on the prospects for the industry as a whole. At the close of the reporting period, the sector was richly valued by historical standards, and the rally staged by the broader market appeared to be based more on sentiment and liquidity factors than earnings. Although the sector's fundamentals are strong and our long-term expectations for positive earnings growth remain intact, we believe that caution may be warranted in the near-term. Many technology companies earn a significant portion of their revenues overseas, where the economic outlook is murky. Another, more critical, issue is the uncertainty surrounding the Year 2000 problem. With the date fast approaching, it is still unclear how corporations will deploy their information technology budgets to address this issue. If a spending slowdown materializes, as many industry analysts are expecting, it could have a negative effect on the earnings of technology stocks throughout 1999. Although these two factors could dampen stock price performance in the months ahead, we are confident that in the long-term, the technology sector will continue to be a source of dynamic growth and innovation.


                           16 - Scudder Choice Series

                   Performance Update as of November 30, 1998
                             Scudder Technology Fund

----------------------
Fund Index Comparisons
----------------------
                                      Total Return
---------------------------------------------------
                         Growth of
Period Ended 11/30/98    $10,000         Cumulative
---------------------------------------------------
Scudder Technology Fund
---------------------------------------------------
Life of Fund*            $ 11,300          13.00%
---------------------------------------------------
Russell 2000 Index
---------------------------------------------------
Life of Fund*            $  8,689         -13.11%
---------------------------------------------------
Russell 2000 Technology Fund
---------------------------------------------------
Life of Fund*            $  9,277          -7.23%
---------------------------------------------------
* The Fund commenced operations on March 2, 1998.


------------------------------
Growth of a $10,000 Investment
------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

    Russell 2000 Index   Scudder Technology Fund   Russell 2000 Technology Index
    ------------------   -----------------------   -----------------------------

3/2/98      10000                10000                       10000
  3/98      10412                10575                       10127
  4/98      10470                10842                       10451
  5/98       9905                10058                        9413
  6/98       9926                11058                        9620
  7/98       9122                10692                        8697
  8/98       7351                 8567                        6719
  9/98       7926                 9667                        7650
 10/98       8249                10150                        8243
 11/98       8689                11300                        9277

The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. The Russell 2000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


---------------------------------
Returns and Per Share Information
---------------------------------

Period ended November 30

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

                                  1998*
----------------------------------------------
Net Asset Value                   13.56
----------------------------------------------
Income Dividends                     --
----------------------------------------------
Capital Gains Distributions          --
----------------------------------------------
Fund Total Return (%)             13.00
----------------------------------------------
Index Total Return (%)           -13.11
----------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.


                           17 - Scudder Choice Series

                    Portfolio Summary as of November 30, 1998
                             Scudder Technology Fund

----------------
Asset Allocation
----------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

       Equity Holdings                      86%
       Cash Equivalents                     14%
   ---------------------------------------------
                                           100%
   ---------------------------------------------

   The Fund's cash balance increased moderately during the reporting period.


-------------------------------
Diversification
(Excludes 14% Cash Equivalents)
-------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

       Computer Software                    21%
       Electronic Data Processing           15%
       Semiconductors                       12%
       Telecommunications Equipment         10%
       Office/Plant Automation               9%
       EDP Services                          8%
       EDP Peripherals                       6%
       Miscellaneous Commercial Services     6%
       Diverse Electronics Products          3%
       Other                                10%
   ---------------------------------------------
                                           100%
   ---------------------------------------------

   Fund holdings are widely diversified among the various subsectors of the technology industry.


---------------------------
Ten Largest Equity Holdings
(34% of Portfolio)
---------------------------

     1.  Intel Corp.
         Semiconductor memory circuits
     2.  Cisco Systems, Inc.
         Manufacturer of computer network
         products
     3.  Sun Microsystems, Inc.
         Producer of high-performance
         workstations, servers and networking
         software
     4.  America Online, Inc.
         Provider of online computer services
     5.  Ascend Communications, Inc.
         Developer and producer of a variety of
         high-speed wide area network access
         products
     6.  Microsoft Corp.
         Computer operating systems software
     7.  International Business Machines Corp.
         Principal manufacturer and servicer of
         business and computing machines
     8.  Lucent Technologies Inc.
         Producer of public and private
         networks, communication systems and
         software, telecommunication systems
     9.  Dell Computer Corp.
         Developer and manufacturer of IBM
         compatible personal computers
    10.  Computer Associates International, Inc.
         Designer and producer of standardized
         software for various business
         applications

    Top holdings reflect management's outlook for the growth potential in the communications and networking areas.

For more complete details about the Fund's investment portfolio, see page 23. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                           18 - Scudder Choice Series

            Investment Portfolio as of November 30, 1998 (Unaudited)

                         Scudder Financial Services Fund

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Cash Equivalents 2.4%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 11/30/1998 at 5.15%,
  to be repurchased at $894,128 on 12/1/1998, collateralized by a $880,000 U.S. Treasury                            ----------
  Note, 6.375%, 1/15/2000 (Cost $894,000) ................................................       894,000               894,000
                                                                                                                    ----------
                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 97.6%
------------------------------------------------------------------------------------------------------------------------------
Banks 38.6%
BANC ONE CORP. ...........................................................................        34,562             1,773,463
BankAmerica Corp. ........................................................................        36,934             2,407,635
BankBoston Corp. .........................................................................        15,200               632,700
Chase Manhattan Corp. ....................................................................        24,400             1,547,875
First Security Corp. .....................................................................        17,950               361,244
First Tennessee National Corp. ...........................................................        13,000               435,500
First Union Corp. ........................................................................        27,280             1,657,260
Imperial Bancorp* ........................................................................        12,400               192,200
KeyCorp ..................................................................................        11,000               337,563
Mellon Bank Corp. ........................................................................        11,000               692,313
National City Corp. ......................................................................         7,800               524,550
North Fork Bancorporation, Inc. ..........................................................        14,100               296,981
Northern Trust Corp. .....................................................................        10,900               880,175
Silicon Valley Bancshares* ...............................................................         8,000               200,000
US Bancorp ...............................................................................        18,600               684,713
Wells Fargo Co. ..........................................................................        33,500             1,206,000
Zions Bancorp ............................................................................        10,800               545,400
                                                                                                                    ----------
                                                                                                                    14,375,572
                                                                                                                    ----------
Insurance 36.1%
Ambac Financial Group, Inc. ..............................................................        13,700               835,700
Aegon NV (ADR) ...........................................................................         6,400               678,400
Allstate Corp. ...........................................................................        27,900             1,136,925
American International Group, Inc. .......................................................        17,400             1,635,600
Cigna Corp. ..............................................................................        10,300               801,469
Conseco, Inc. ............................................................................         9,600               318,000
ESG Re Ltd ...............................................................................        27,400               489,775
EXEL Ltd. ................................................................................        14,811             1,112,676

    The accompanying notes are an integral part of the financial statements.


                           19 - Scudder Choice Series

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Fremont General Corp. ....................................................................        22,100             1,113,287
Hartford Life, Inc. "A" ..................................................................        15,300               838,631
MBIA, Inc. ...............................................................................        12,300               796,425
Nationwide Financial Services, Inc. "A" ..................................................        21,600             1,039,500
PMI Group, Inc. ..........................................................................        11,600               634,375
Scottish Annuity & Life Holdings, Ltd.* ..................................................         5,000                63,125
Stirling Cooke Brown Holdings Limited ....................................................        32,800               582,200
Travelers Property & Casualty Insurance Co. "A" ..........................................        14,900               513,119
UNUM Corp. ...............................................................................        15,300               824,288
                                                                                                                    ----------
                                                                                                                    13,413,495
                                                                                                                    ----------
Consumer Finance 8.9%
American Express Company .................................................................         9,200               920,575
Associates First Capital Corp. ...........................................................        12,900             1,004,587
Citigroup Inc. ...........................................................................        28,300             1,420,306
                                                                                                                    ----------
                                                                                                                     3,345,468
                                                                                                                    ----------
Other Financial Companies 13.1%
CIT Group, Inc. ..........................................................................        11,200               314,300
Charter One Financial, Inc. ..............................................................        12,600               374,062
Freddie Mac ..............................................................................        13,000               786,500
Fannie Mae ...............................................................................        25,500             1,855,125
Federated Investors, Inc. "B" ............................................................        26,900               452,256
Household International, Inc. ............................................................        19,400               759,025
Merrill Lynch & Co., Inc. ................................................................         4,200               315,000
                                                                                                                    ----------
                                                                                                                     4,856,268
                                                                                                                    ----------
EDP Services 0.9%
First Data Corp. .........................................................................        11,800               314,912
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $34,168,750)                                                                              36,305,715
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $35,062,750) (a)                                                         37,199,715
------------------------------------------------------------------------------------------------------------------------------

*     Non-income producing security.

(a) The cost for federal income tax purposes was $35,062,750. At November 30, 1998, net unrealized appreciation for all securities based on tax cost was $2,136,965. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,524,803 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,387,838.

      During the six months ended November 30, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $5,457,935 and $3,608,288, respectively.

    The accompanying notes are an integral part of the financial statements.


                           20 - Scudder Choice Series

            Investment Portfolio as of November 30, 1998 (Unaudited)

                            Scudder Health Care Fund

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Short-Term Notes 7.6%
------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 5.22%**, 12/1/1998 (Cost $3,554,000) .............................     3,554,000             3,554,000
                                                                                                                    ----------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 92.4%
------------------------------------------------------------------------------------------------------------------------------
Department & Chain Stores 1.0%
Rite Aid Corp. ...........................................................................         9,900               459,113
                                                                                                                    ----------
Biotechnology 6.7%
Alkermes, Inc.* ..........................................................................        21,300               391,388
BioChem Pharma, Inc.* ....................................................................        18,100               441,188
Biogen Inc.* .............................................................................         3,100               235,213
Centocor Inc.* ...........................................................................        10,500               425,250
Genentech, Inc.* .........................................................................         8,700               609,544
Immunex Corp.* ...........................................................................         3,300               304,013
Ligand Pharmaceuticals "B"* ..............................................................        40,300               400,481
MedImmune, Inc.* .........................................................................         4,800               321,000
                                                                                                                    ----------
                                                                                                                     3,128,077
                                                                                                                    ----------
Health Industry Services 12.1%
Cardinal Health, Inc. ....................................................................        19,200             1,317,600
First Health Group Corp.* ................................................................        19,800               315,563
IDX Systems Corp.* .......................................................................         7,500               307,969
IMS Health Inc. ..........................................................................        13,400               889,425
McKesson Corp. (New) .....................................................................         6,900               491,194
PAREXEL International Corp.* .............................................................        20,700               539,494
Quintiles Transnational Corp.* ...........................................................        25,900             1,291,763
United Healthcare Corp. ..................................................................        10,300               464,788
                                                                                                                    ----------
                                                                                                                     5,617,796
                                                                                                                    ----------
Hospital Management 1.3%
Universal Health Services, Inc.* .........................................................        11,300               605,963
                                                                                                                    ----------
Medical Supply & Specialty 16.8%
Arterial Vascular Engineering, Inc.* .....................................................        26,100             1,275,638
ArthroCare Corp.* ........................................................................        10,300               160,294
Becton, Dickinson & Co. ..................................................................        28,900             1,228,250
Biomet Inc. ..............................................................................        16,100               615,825
Cyberonics, Inc.* ........................................................................        25,400               276,225
STERIS Corp.* ............................................................................        24,400               654,225

    The accompanying notes are an integral part of the financial statements.


                           21 - Scudder Choice Series

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Sofamor Danek Group, Inc.* ...............................................................        20,700             2,314,519
Stryker Corp. ............................................................................        19,500               823,875
VISX Inc.* ...............................................................................         6,300               459,113
                                                                                                                    ----------
                                                                                                                     7,807,964
                                                                                                                    ----------
Pharmaceuticals 51.0%
Abbott Laboratories ......................................................................        48,200             2,313,600
Allergan, Inc. ...........................................................................        14,800               900,950
Altana AG ................................................................................         2,900               201,775
ALZA Corp. "A"* ..........................................................................         8,000               418,000
American Home Products Corp. .............................................................        38,500             2,050,125
Baxter International Inc. ................................................................        19,600             1,245,825
Bristol-Myers Squibb Co. .................................................................        14,900             1,826,181
Elan Corp. PLC (ADR)* ....................................................................        10,800               735,750
Eli Lilly & Co. ..........................................................................        14,800             1,327,375
Forest Laboratories, Inc.* ...............................................................        23,800             1,109,675
Glaxo Wellcome PLC (ADR) .................................................................        17,400             1,104,900
Novartis AG (ADR) ........................................................................         9,600               890,400
Pfizer, Inc. .............................................................................        22,700             2,533,888
Schering-Plough Corp. ....................................................................        25,900             2,755,105
SmithKline Beecham PLC (ADR) .............................................................        10,100               615,469
Takeda Chemical Industries, Ltd. .........................................................        12,000               404,467
Warner-Lambert Co. .......................................................................        36,400             2,748,200
Zeneca Group PLC (ADR) ...................................................................        14,100               593,081
                                                                                                                    ----------
                                                                                                                    23,774,766
                                                                                                                    ----------
Insurance 2.7%
Cigna Corp. ..............................................................................        16,000             1,245,000
                                                                                                                    ----------
Computer Software 0.8%
QuadraMed Corp.* .........................................................................        16,700               400,800
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $37,189,753)                                                                              43,039,479
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $40,743,753) (a)                                                         46,593,479
------------------------------------------------------------------------------------------------------------------------------

*     Non-income producing security.

**    Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $40,743,753. At November 30, 1998, net unrealized appreciation for all securities based on tax cost was $5,849,726. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $6,397,617 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $547,891.

      During the six months ended November 30, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $31,121,696 and $30,658,969, respectively.

    The accompanying notes are an integral part of the financial statements.


                           22 - Scudder Choice Series

            Investment Portfolio as of November 30, 1998 (Unaudited)

                             Scudder Technology Fund

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Short Term Notes 14.0%
------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 5.22%**, 12/1/1998 (Cost $6,916,000) .............................     6,916,000             6,916,000
                                                                                                                    ----------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 86.0%
------------------------------------------------------------------------------------------------------------------------------
Recreational Products 1.1%
Electronic Arts Inc.* ....................................................................        13,100               551,838
                                                                                                                    ----------
Health Industry Services 1.0%
IDX Systems Corp.* .......................................................................        10,900               447,581
                                                                                                                    ----------
Telephone/Communications 2.4%
Bell Atlantic Corp. ......................................................................         6,300               350,438
BellSouth Corp. ..........................................................................         9,800               855,050
                                                                                                                    ----------
                                                                                                                     1,205,488
                                                                                                                    ----------
Broadcasting & Entertainment 0.7%
Broadcast.com Inc.* ......................................................................         5,000               330,000
                                                                                                                    ----------
EDP Services 6.5%
America Online Inc.* .....................................................................        20,200             1,768,763
Computer Horizons Corp.* .................................................................        17,500               393,750
Keane, Inc.* .............................................................................        17,900               514,625
Sapient Corp.* ...........................................................................        12,000               555,000
                                                                                                                    ----------
                                                                                                                     3,232,138
                                                                                                                    ----------
Miscellaneous Commercial Services 5.4%
Metzler Group, Inc.* .....................................................................        14,500               601,750
Modis Professional Services, Inc.* .......................................................        65,500               781,906
Sabre Group Holdings Inc.* ...............................................................         6,200               246,063
Whittman-Hart, Inc.* .....................................................................        48,100             1,061,206
                                                                                                                    ----------
                                                                                                                     2,690,925
                                                                                                                    ----------
Telecommunications Equipment 9.0%
Ascend Communications, Inc.* .............................................................        30,600             1,719,338
Lucent Technologies Inc. .................................................................        17,500             1,506,094
Nokia AB Oy "A" (ADR) ....................................................................         5,500               539,000
Tellabs, Inc.* ...........................................................................        13,000               702,813
                                                                                                                    ----------
                                                                                                                     4,467,245
                                                                                                                    ----------

    The accompanying notes are an integral part of the financial statements.


                           23 - Scudder Choice Series

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Electrical Products 1.0%
FORE Systems, Inc.* ......................................................................        34,000               514,250
                                                                                                                    ----------
Office Equipment/Supplies 0.9%
Xerox Corp. ..............................................................................         4,000               430,000
                                                                                                                    ----------
Computer Software 17.9%
Advent Software, Inc.* ...................................................................         7,600               290,693
Check Point Software Technologies Ltd.* ..................................................        27,800               901,763
Computer Associates International, Inc. ..................................................        27,200             1,203,600
J.D. Edwards & Co.* ......................................................................        19,000               660,250
Microsoft Corp.* .........................................................................        13,500             1,647,000
Oracle Systems Corp.* ....................................................................        28,500               976,125
Parametric Technology Corp.* .............................................................        60,800             1,033,600
Reynolds and Reynolds Company ............................................................        22,600               477,425
Xylan Corp.* .............................................................................        56,000             1,015,000
Yahoo! Inc.* .............................................................................         3,500               672,000
                                                                                                                    ----------
                                                                                                                     8,877,456
                                                                                                                    ----------
Diverse Electronic Products 2.9%
KLA Tencor Corp.* ........................................................................         9,800               333,813
Motorola Inc. ............................................................................         8,500               527,000
Solectron Corp.* .........................................................................         8,400               555,975
                                                                                                                    ----------
                                                                                                                     1,416,788
                                                                                                                    ----------
EDP Peripherals 4.8%
EMC Corp.* ...............................................................................        16,000             1,160,000
Network Appliance, Inc.* .................................................................         9,500               713,688
Seagate Technology, Inc.* ................................................................        17,900               528,050
                                                                                                                    ----------
                                                                                                                     2,401,738
                                                                                                                    ----------
Electronic Components/Distributors 1.9%
Altera Corp.* ............................................................................        14,200               696,688
Broadcom Corp. ...........................................................................         3,000               267,938
                                                                                                                    ----------
                                                                                                                       964,626
                                                                                                                    ----------
Electronic Data Processing 12.5%
Compaq Computer Corp. ....................................................................        14,400               468,000
Dell Computer Corp.* .....................................................................        20,400             1,240,575
Hewlett-Packard Co. ......................................................................        14,400               903,600

    The accompanying notes are an integral part of the financial statements.


                           24 - Scudder Choice Series

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
International Business Machines Corp. ....................................................         9,400             1,551,000
Sun Microsystems, Inc.* ..................................................................        27,400             2,029,313
                                                                                                                    ----------
                                                                                                                     6,192,488
                                                                                                                    ----------
Office/Plant Automation 7.6%
3Com Corp.* ..............................................................................        28,500             1,102,594
Cisco Systems, Inc.* .....................................................................        29,150             2,197,181
Mercury Computer Systems, Inc.* ..........................................................        20,100               447,225
                                                                                                                    ----------
                                                                                                                     3,747,000
                                                                                                                    ----------
Semiconductors 10.4%
Intel Corp. ..............................................................................        20,500             2,206,313
Linear Technology Corp. ..................................................................         3,000               210,188
Micron Technology Inc. ...................................................................        18,200               751,888
QLogic Corp.* ............................................................................         4,200               431,025
Texas Instruments Inc. ...................................................................         3,800               290,225
Vitesse Semiconductor Corp.* .............................................................        16,200               577,125
Xilinx Inc.* .............................................................................        14,400               730,800
                                                                                                                    ----------
                                                                                                                     5,197,564
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $34,292,229)                                                                              42,667,125
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $41,208,229) (a)                                                         49,583,125
------------------------------------------------------------------------------------------------------------------------------

*     Non-income producing security

**    Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $41,274,360. At November 30, 1998, net unrealized appreciation for all securities based on tax cost was $8,308,765. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $10,074,060 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,765,295.

      During the six months ended November 30, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $27,335,139 and $23,164,604, respectively.

At November 30, 1998, outstanding written options were as follows:

                                               Number of           Expiration           Strike       Market
Call Options                                   Contracts              Date               Price      Value($)
------------                                   -------------------------------------------------------------
Computer Associates International, Inc.           190              5/23/1999               55         55,813
Hewlett-Packard Co.                               100              5/23/1999               70         36,250
International Business Machines Corp.              65              4/18/1999              190         28,437
Ascend Communications, Inc.                       200              3/21/1999               65         92,500
                                                                                                   ---------
Total outstanding written options (Premiums received $137,924) ................................      213,000
                                                                                                   =========

    The accompanying notes are an integral part of the financial statements.


                           25 - Scudder Choice Series

                              Financial Statements

                       Statement of Assets and Liabilities

                       as of November 30, 1998 (Unaudited)

                                                                             Scudder
                                                                            Financial      Scudder Health       Scudder
                                                                          Services Fund       Care Fund     Technology Fund
Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (for identified cost, see
                   accompanying investment portfolios) ..............    $ 37,199,715      $ 46,593,479     $ 49,583,125
                 Cash ...............................................              94               800              113
                 Receivable for investments sold ....................         187,365                --               --
                 Receivable for Fund shares sold ....................          17,434            64,484          172,314
                 Dividends and interest receivable ..................          31,933            22,793            3,588
                 Foreign taxes recoverable ..........................              --             3,617               --
                 Deferred organization expenses .....................           8,535            11,082            8,643
                                                                         ----------------  ---------------- ----------------
                 Total assets .......................................      37,445,076        46,696,255       49,767,783

Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for Fund shares redeemed ...................          53,134            48,909           66,919
                 Written options, at market value (premiums received
                   $137,924) ........................................              --                --          213,000
                 Accrued management fee .............................           9,024            98,022           19,095
                 Other payables and accrued expenses ................         284,097           290,415          297,476
                                                                         ----------------  ---------------- ----------------
                 Total liabilities ..................................         346,255           437,346          596,490
                                                                         ----------------  ---------------- ----------------
                 Net assets, at market value                             $ 37,098,821      $ 46,258,909     $ 49,171,293
                                                                         ----------------  ---------------- ----------------

Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income and accumulated
                   net investment (loss) ............................          31,054          (208,931)        (238,661)
                 Unrealized appreciation (depreciation) on:
                   Investment securities ............................       2,136,965         5,849,726        8,374,896
                   Written options ..................................              --                --          (75,076)
                   Foreign currency related transactions ............              --                84               --
                 Accumulated net realized gain (loss) ...............         248,695        (3,888,567)      (3,121,722)
                 Paid-in capital ....................................      34,682,107        44,506,597       44,231,856
                                                                         ----------------  ---------------- ----------------
                 Net assets, at market value                             $ 37,098,821      $ 46,258,909     $ 49,171,293
                                                                         ----------------  ---------------- ----------------

Net Asset Value
----------------------------------------------------------------------------------------------------------------------------

                 Net Asset Value, offering and redemption price per      ----------------  ---------------- ----------------
                   share                                                       $13.76            $12.59           $13.56
                                                                         ----------------  ---------------- ----------------
                   (outstanding shares of beneficial interest, $.01
                   par value, unlimited number of shares
                   authorized) ......................................       2,696,864         3,674,425        3,626,982

    The accompanying notes are an integral part of the financial statements.


                           26 - Scudder Choice Series

                             Statement of Operations

             for the six months ended November 30, 1998 (Unaudited)

                                                                             Scudder
                                                                            Financial      Scudder Health       Scudder
                                                                          Services Fund       Care Fund     Technology Fund
Investment Income (Loss)
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends ..........................................    $    261,622      $    120,955     $     14,411
                 Interest ...........................................          22,534            45,064          111,002
                                                                         ----------------  ---------------- ----------------
                                                                              284,156           166,019          125,413
                 Less foreign taxes withheld ........................            (489)           (1,700)              --
                                                                         ----------------  ---------------- ----------------
                                                                              283,667           164,319          125,413
                 Expenses:
                 Management fee .....................................         133,757           181,293          176,836
                 Services to shareholders ...........................         114,414           155,676          173,290
                 Custodian and accounting fees ......................          22,174            25,508           21,903
                 Trustees' fees and expenses ........................          37,235            33,138           33,138
                 Auditing ...........................................          10,610            10,160           10,986
                 Registration fees ..................................          28,661            26,577           25,686
                 Reports to shareholders ............................          12,931            18,172           12,542
                 Legal ..............................................           4,789             3,036            6,292
                 Amortization of organization expense ...............           1,087             1,573            2,805
                 Other ..............................................           4,819             1,388            3,654
                                                                         ----------------  ---------------- ----------------
                 Total expenses before reductions ...................         370,477           456,521          467,132
                 Expense reductions .................................        (102,962)          (83,271)        (103,058)
                                                                         ----------------  ---------------- ----------------
                 Expenses, net ......................................         267,515           373,250          364,074
                                                                         ----------------  ---------------- ----------------
                 Net investment income (loss)                                  16,152          (208,931)        (238,661)
                                                                         ----------------  ---------------- ----------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                   Investments ......................................         105,231        (3,863,241)      (2,071,852)
                   Foreign currency related transactions ............              --               674               --
                                                                         ----------------  ---------------- ----------------
                                                                              105,231        (3,862,567)      (2,071,852)
                                                                         ----------------  ---------------- ----------------
                 Net unrealized appreciation (depreciation)
                   during the period on:
                   Investments ......................................      (1,604,886)        5,786,849        7,372,245
                   Foreign currency related transactions ............              --               118               --
                   Written options ..................................              --                --          (75,076)
                                                                         ----------------  ---------------- ----------------
                                                                           (1,604,886)        5,786,967        7,297,169
                                                                         ----------------  ---------------- ----------------
                 Net gain (loss) on investment transactions                (1,499,655)        1,924,400        5,225,317
                                                                         ----------------  ---------------- ----------------

                 Net increase (decrease) in net assets resulting from    ----------------  ---------------- ----------------
                   operations                                            $ (1,483,503)     $  1,715,469     $  4,986,656
                                                                         ----------------  ---------------- ----------------

    The accompanying notes are an integral part of the financial statements.


                           27 - Scudder Choice Series

                       Statement of Changes in Net Assets

                         Scudder Financial Services Fund

                                                                                            For the Period
                                                                            For the Six    November 3, 1997
                                                                            Months Ended   (commencement of
                                                                            November 30,    operations) to
Increase (Decrease) in Net Assets                                         1998 (Unaudited)   May 31, 1998
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income (loss) ........................    $     16,152      $     38,617
                 Net realized gain (loss) from investment
                   transactions ......................................         105,231           143,464
                 Net unrealized appreciation (depreciation) on
                   investment transactions during the period .........      (1,604,886)        3,741,851
                                                                          ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                   operations ........................................      (1,483,503)        3,923,932
                                                                          ----------------  ----------------
                 Distributions to shareholders from:
                 Net investment income ...............................              --           (41,350)
                                                                          ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ...........................       7,949,006        35,640,825
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions .....................              --            40,371
                 Cost of shares redeemed .............................      (6,337,060)       (2,656,047)
                 Redemption fees .....................................          43,909            17,538
                                                                          ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ......................................       1,655,855        33,042,687
                                                                          ----------------  ----------------
                 Increase (decrease) in net assets ...................         172,352        36,925,269
                 Net assets at beginning of period ...................      36,926,469             1,200
                 Net assets at end of period (Includes undistributed
                   net investment income of $31,054 and $14,902,          ----------------  ----------------
                   respectively) .....................................    $ 37,098,821      $ 36,926,469
                                                                          ----------------  ----------------

Other Information
----------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ...........       2,597,296               100
                                                                          ----------------  ----------------
                 Shares sold .........................................         582,816         2,789,515
                 Shares issued to shareholders in reinvestment of
                   distributions .....................................              --             3,199
                 Shares redeemed .....................................        (483,248)         (195,518)
                                                                          ----------------  ----------------
                 Net increase (decrease) in Fund shares ..............          99,568         2,597,196
                                                                          ----------------  ----------------
                 Shares outstanding at end of period .................       2,696,864         2,597,296
                                                                          ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                           28 - Scudder Choice Series

                       Statement of Changes in Net Assets

                            Scudder Health Care Fund

                                                                                            For the Period
                                                                            For the Six     March 2, 1998
                                                                            Months Ended   (commencement of
                                                                            November 30,    operations) to
Increase (Decrease) in Net Assets                                         1998 (Unaudited)   May 31, 1998
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income (loss) ........................    $   (208,931)     $    (37,119)
                 Net realized gain (loss) from investment
                   transactions ......................................      (3,862,567)          (23,791)
                 Net unrealized appreciation (depreciation) on
                   investment transactions during the period .........       5,786,967            62,843
                                                                          ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                   operations ........................................       1,715,469             1,933
                                                                          ----------------  ----------------
                 Distributions to shareholders from:
                 Net investment income ...............................              --                --
                                                                          ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ...........................       9,094,675        42,821,776
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions .....................              --                --
                 Cost of shares redeemed .............................      (5,514,069)       (1,910,103)
                 Redemption fees .....................................          38,961             9,067
                                                                          ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ......................................       3,619,567        40,920,740
                                                                          ----------------  ----------------
                 Increase (decrease) in net assets ...................       5,335,036        40,922,673
                 Net assets at beginning of period ...................      40,923,873             1,200
                                                                          ----------------  ----------------
                 Net assets at end of period (includes accumulated net
                   investment loss of $208,931 at November 30,
                   1998) .............................................    $ 46,258,909      $ 40,923,873
                                                                          ----------------  ----------------
Other Information
----------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ...........       3,387,150               100
                                                                          ----------------  ----------------
                 Shares sold .........................................         752,807         3,543,239
                 Shares issued to shareholders in reinvestment of
                   distributions .....................................              --                --
                 Shares redeemed .....................................        (465,532)         (156,189)
                                                                          ----------------  ----------------
                 Net increase (decrease) in Fund shares ..............         287,275         3,387,050
                                                                          ----------------  ----------------
                 Shares outstanding at end of period .................       3,674,425         3,387,150
                                                                          ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                           29 - Scudder Choice Series

                       Statement of Changes in Net Assets

                             Scudder Technology Fund

                                                                                            For the Period
                                                                            For the Six     March 2, 1998
                                                                            Months Ended   (commencement of
                                                                            November 30,    operations) to
Increase (Decrease) in Net Assets                                         1998 (Unaudited)   May 31, 1998
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income (loss) ........................    $   (238,661)     $    (74,055)
                 Net realized gain (loss) from investment
                   transactions ......................................      (2,071,852)       (1,049,870)
                 Net unrealized appreciation (depreciation) on
                   investment transactions during the period .........       7,297,169         1,002,651
                                                                          ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                   operations ........................................       4,986,656          (121,274)
                                                                          ----------------  ----------------
                 Distributions to shareholders from:
                 Net investment income ...............................              --                --
                                                                          ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ...........................      12,964,903        38,714,812
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions .....................              --                --
                 Cost of shares redeemed .............................      (5,983,796)       (1,441,830)
                 Redemption fees .....................................          44,186             6,436
                                                                          ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ......................................       7,025,293        37,279,418
                                                                          ----------------  ----------------
                 Increase (decrease) in net assets ...................      12,011,949        37,158,144
                 Net assets at beginning of period ...................      37,159,344             1,200
                                                                          ----------------  ----------------
                 Net assets at end of period (includes accumulated net
                   investment loss of $238,661 at November 30,
                   1998) .............................................    $ 49,171,293      $ 37,159,344
                                                                          ----------------  ----------------

Other Information
----------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ...........       3,078,971               100
                                                                          ----------------  ----------------
                 Shares sold .........................................       1,040,069         3,194,723
                 Shares issued to shareholders in reinvestment of
                   distributions .....................................              --                --
                 Shares redeemed .....................................        (492,058)         (115,852)
                                                                          ----------------  ----------------
                 Net increase (decrease) in Fund shares ..............         548,011         3,078,871
                                                                          ----------------  ----------------
                 Shares outstanding at end of period .................       3,626,982         3,078,971
                                                                          ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                           30 - Scudder Choice Series

                              Financial Highlights

                         Scudder Financial Services Fund

The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

                                                                                                            For the Period
                                                                                            For the Six    November 3, 1997
                                                                                            Months Ended   (commencement of
                                                                                         November 30, 1998  operations) to
                                                                                            (Unaudited)      May 31, 1998
----------------------------------------------------------------------------------------------------------------------------
                                                                                             ----------        ----------
Net asset value, beginning of period ....................................................    $14.22            $12.00
                                                                                             ----------        ----------
Income (loss) from investment operations:
Net investment income (loss) ............................................................       .01               .02
Net realized and unrealized gain (loss) on investments ..................................      (.49)             2.22
                                                                                             ----------        ----------
Total from investment operations ........................................................      (.48)             2.24
                                                                                             ----------        ----------
Less distributions from net investment income ...........................................        --              (.03)
Redemption fees .........................................................................       .02               .01
                                                                                             ----------        ----------
Net asset value, end of period ..........................................................    $13.76            $14.22
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) (c) ................................................................     (3.23)**          18.73**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..................................................        37                37
Ratio of operating expenses, net, to average daily net assets (%) .......................      1.50*             1.50*
Ratio of operating expenses before expense reductions, to average daily net
   assets (%) ...........................................................................      2.08*             2.59*
Ratio of net investment income to average daily net assets (%) ..........................       .09*              .25*
Portfolio turnover rate (%) .............................................................      20.7*             25.0*

(a)   Based on monthly average shares outstanding during the period.

(b)   Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.

*     Annualized

**    Not annualized


                           31 - Scudder Choice Series

                              Financial Highlights

                            Scudder Health Care Fund

The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

                                                                                                            For the Period
                                                                                            For the Six      March 2, 1998
                                                                                            Months Ended    (commencementof
                                                                                         November 30, 1998  operations) to
                                                                                            (Unaudited)      May 31, 1998
----------------------------------------------------------------------------------------------------------------------------
                                                                                             ----------        ----------
Net asset value, beginning of period ....................................................    $12.08            $12.00
                                                                                             ----------        ----------
Income (loss) from investment operations:
Net investment income (loss) ............................................................      (.06)             (.01)
Net realized and unrealized gain (loss) on investments ..................................       .56               .09
                                                                                             ----------        ----------
Total from investment operations ........................................................       .50               .08
                                                                                             ----------        ----------
Redemption fees .........................................................................       .01                --***
                                                                                             ----------        ----------
Net asset value, end of period ..........................................................    $12.59            $12.08
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) (c) ................................................................      4.22**             .67**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..................................................        46                41
Ratio of operating expenses, net, to average daily net assets (%) .......................      1.75*             1.75*
Ratio of operating expenses before expense reductions, to average daily net
   assets (%) ...........................................................................      2.14*             3.68*
Ratio of net investment income to average daily net assets (%) ..........................      (.98)*            (.40)*
Portfolio turnover rate (%) .............................................................     150.1*             68.3*

(a)   Based on monthly average shares outstanding during the period.

(b)   Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.

*     Annualized

**    Not annualized

***   Amount is less than one half of $.01.


                           32 - Scudder Choice Series

                              Financial Highlights

                             Scudder Technology Fund

The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

                                                                                                            For the Period
                                                                                            For the Six      March 2, 1998
                                                                                            Months Ended   (commencement of
                                                                                         November 30, 1998  operations) to
                                                                                            (Unaudited)      May 31, 1998
----------------------------------------------------------------------------------------------------------------------------
                                                                                             ----------        ----------
Net asset value, beginning of period ....................................................    $12.07            $12.00
                                                                                             ----------        ----------
Income (loss) from investment operations:
Net investment income (loss) ............................................................      (.07)             (.03)
Net realized and unrealized gain (loss) on investments ..................................      1.55               .10
                                                                                             ----------        ----------
Total from investment operations ........................................................      1.48               .07
                                                                                             ----------        ----------
Redemption fees .........................................................................       .01                --***
                                                                                             ----------        ----------
Net asset value, end of period ..........................................................    $13.56            $12.07
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) (c) ................................................................     12.34*              .58**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..................................................        49                37
Ratio of operating expenses, net, to average daily net assets (%) .......................      1.75*             1.75*
Ratio of operating expenses before expense reductions, to average daily net
   assets (%) ...........................................................................      2.25*             3.69*
Ratio of net investment income to average daily net assets (%) ..........................     (1.15)*            (.87)*
Portfolio turnover rate (%) .............................................................     124.9*            136.5*

(a)   Based on monthly average shares outstanding during the period.

(b)   Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.

*     Annualized

**    Not annualized

***   Amount is less than one half of $.01.


                           33 - Scudder Choice Series

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Financial Services Fund, Scudder Health Care Fund and Scudder Technology Fund (the "Funds") is each a non-diversified series of Scudder Securities Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by each Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, is equal to at least the repurchase price.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Technology Fund wrote call options on securities as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.


                           34 - Scudder Choice Series

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Federal Income Taxes. It is each Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, Scudder Financial Services Fund paid no federal income taxes and no federal income tax provision was required. From March 2, 1998 (commencement of operations) through May 31, 1998, Scudder Health Care Fund and Scudder Technology Fund incurred approximately $7,000 and $973,000 of net realized capital losses, respectively. As permitted by tax regulations, Scudder Health Care Fund and Scudder Technology Fund intend to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 1999.

Redemption Fees. In general, shares of each Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Distribution of Income and Gains. Distributions of net investment income for each Fund, if any, are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable


                           35 - Scudder Choice Series
to the applicable Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, a Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and Federal income tax reporting purposes.

Organization Costs. Costs incurred by each Fund in connection with their organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

Transactions in written options for the six months ended November 30, 1998 are summarized for the Scudder Technology Fund as follows:

                --------------------------------------------------------------------------
                  Over-the-Counter Options
                ----------------------------------------------------------
                   Computer                  International
                  Associates                   Business        Ascend
                 International,  Hewlett-      Machines   Communications,
                     Inc.       Packard Co.     Corp.           Inc.          Premiums
                ----------------------------------------------------------  --------------
Beginning
  of Period.....        --            --            --             --       $        --
Written.........       190           100            65            200           137,924
Closed..........        --            --            --             --                --
Exercised.......        --            --            --             --                --
Expired.........        --            --            --             --                --
                 ---------     ---------     ---------    -----------       -----------
End of
  Period........       190           100            65            200       $   137,924
                 =========     =========     =========    ===========       ===========
                --------------------------------------------------------------------------


                           36 - Scudder Choice Series

                               C. Related Parties

Under the Management Agreement with Scudder Kemper Investments, Inc. ("Scudder Kemper" or "the Adviser"), each Fund pays the Adviser a fee equal to an annual rate of 0.75% for Scudder Financial Services Fund, 0.85% for Scudder Health Care Fund and 0.85% for Scudder Technology Fund, based on the applicable Funds' average daily net assets, computed and accrued daily and payable monthly. The Adviser directs the investments of each Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by each Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with each Management Agreement. In addition, the Adviser has agreed not to impose all or a portion of each Fund's management fee until September 30, 1999 in order to maintain the annualized expenses of each of Scudder Financial Services Fund, Scudder Health Care Fund and Scudder Technology Fund at no more than 1.50%, 1.75% and 1.75%, respectively, of the average daily net assets of each Fund. For the six months ended November 30, 1998, the Adviser did not impose a portion of its management fee for Scudder Financial Services Fund, Scudder Health Care Fund and Scudder Technology Fund, which amounted to $102,962, $83,271 and $103,058, respectively, and the amount imposed aggregated $30,795, $98,022 and $73,778, respectively, of which $9,024, $98,022 and $19,095 is unpaid.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, each Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the Funds has approved a new investment management agreement for each Fund with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination. The Board of Trustees of the Funds has obtained approval of the new investment management agreements from each Fund's shareholders.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for each Fund. For the six months ended November 30, 1998, SSC imposed its fee for Scudder Financial Services Fund, Scudder Health Care Fund and Scudder Technology Fund aggregating $91,638, $142,872 and $145,563, respectively, all of which is unpaid.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each Fund. For the six months ended November 30, 1998, SFAC imposed its fee for Scudder Financial Services Fund, Scudder Health Care Fund and Scudder Technology Fund, aggregating $18,750, $18,750 and $18,750, respectively, all of which is unpaid.

The Funds pay each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended November 30, 1998 the Trustees' fees and expenses for Scudder Financial Services Fund, Scudder Health Care Fund and Scudder Technology Fund aggregated $37,235, $33,138 and $33,138, respectively, all of which is unpaid.


                           37 - Scudder Choice Series

                                    This Page
                                  intentionally
                                   left blank.





                           38 - Scudder Choice Series

                                    This Page
                                  intentionally
                                   left blank.




                           39 - Scudder Choice Series

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and
Consultant

Sheryle J. Bolton
Trustee; Consultant

William T. Burgin
Trustee; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Trustee; Consultant

Keith R. Fox
Trustee; President, Exeter Capital
Management Corporation

William H. Luers
Trustee; President, The
Metropolitan Museum of Art

Wilson Nolen
Trustee; Consultant

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Joan Spero
Trustee; President, Doris Duke
Charitable Foundation

Robert G. Stone, Jr.
Honorary Trustee; Chairman of
the Board and Director, Kirby
Corporation

Edmund R. Swanberg*
Honorary Trustee

Peter Chin*
Vice President

J. Brooks Doherty*
Vice President

James M. Eysenbach*
Vice President

James E. Fenger*
Vice President

Philip S. Fortuna*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Roy C. McKay*
Vice President

Thaddeus Paluszek*
Vice President

Kimberly A. Purvis*
Vice President

Peter Taylor*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Richard W. Desmond*
Assistant Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.

                           40 - Scudder Choice Series

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series--
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series--
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                           41 - Scudder Choice Series

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                           42 - Scudder Choice Series


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                           43 - Scudder Choice Series

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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